UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 25, 2024, as a result of the preliminary information obtained in connection with an ongoing internal investigation, the Audit Committee (the “Audit Committee”) of the Board of Directors of Planet 13 Holdings Inc. (the “Company”), based on the recommendation of the Company’s management, and after consultation with the Company’s independent registered public accounting firm, concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2022 and 2021 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and the Company’s previously issued unaudited consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 (the “2023 Quarterly Reports” and, together with the 2022 Annual Report, the “Reports” and all financial statements included in the Reports, collectively, the “Affected Financials”) should no longer be relied upon due to material errors due to the believed misappropriation of approximately US$22.0 million of the Company’s funds held by El Capitan Advisors, Inc. (“El Capitan”). Similarly, any previously furnished or filed reports, related earnings releases, related management’s discussion and analysis of financial condition and results of operations, investor presentations or similar communications of the Company describing relevant portions of the Affected Financials should no longer be relied upon.

El Capitan is an investment advisor registered with the Securities and Exchange Commission (the “SEC”) that was engaged by the Company on June 20, 2021 for cash management services. Additional information regarding the El Capitan matter is disclosed in a press release issued by the Company on January 23, 2024 and filed as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company with the SEC and on SEDAR+ on January 23, 2024.

The Company expects to record a decrease of cash by approximately US$16.5 million for the year ended December 31, 2022, which will also affect the Company’s previously reported net income, earnings per share and taxes. Since the reduction to cash will be reflected over several quarters in the year ended December 31, 2022, the 2023 Quarterly Reports will be restated to reflect such changes in the 2022 comparative figures. The 2023 Quarterly Report for the period ended September 30, 2023 will also reflect an approximately US$5.5 million restricted cash amount.

The Company intends to file amendments to its 2022 Annual Report and its 2023 Quarterly Reports, including restated financial statements and related disclosures (collectively, the “Amended Reports”), as promptly as practicable.

In addition, as part of the ongoing investigation, the Company is reviewing its internal controls over financial reporting and will provide further information in its Amended Reports.

The Company’s management and the Audit Committee have discussed the matters described in this Item 4.02 with the Company’s independent registered public accounting firm, Davidson & Company LLP.

Item 8.01	Other Events.

On January 26, 2024, the Company issued a press release announcing the restatement of certain financial statements. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this Current Report on Form 8-K, forward-looking statements relate to information concerning, without limitation, statements regarding the anticipated financial statements impact of the issues identified in the Affected Financials and the Company’s anticipated timing of the filing of the Amended Reports. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others, including the risk that the completion and filing of the Amended Reports will take longer than expected and that additional information may become known prior to the expected filing of the Amended Reports. A discussion of these and other risks and uncertainties that could cause the Company’s actual results to differ materially from these forward-looking statements is included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any of the Company’s subsequent periodic reports filed with the SEC at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Forward-looking statements contained herein are made only as to the date of this press release and we assume no obligation to update or revise any forward-looking statements should they change, except as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 26, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: January 26, 2024	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: January 26, 2024	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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